Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 13 – Subsequent events

On October 28, 2019, the Company closed the October 2019 Public Offering of 2,590,170 units at $2.00 per unit and 2,109,830 pre-funded units at $1.99 per pre-funded unit. The Company also granted the underwriter a 30-day option to purchase up to an additional 705,000 shares of common stock and/or common warrants to purchase up to 705,000 shares of common stock. The offering raised gross proceeds of approximately $9.4 million and net proceeds of approximately $8.3 million.

On October 31, 2019, the Company filed a Form 8-K to report that, following the October 2019 Public Offering, it believed it had regained compliance with the Nasdaq continuing listing requirement for stockholders’ equity. Nasdaq confirmed the Company’s compliance with all continuing listing requirements in November 2019.

On November 12, 2019, Crystal GmbH, OpGen’s subsidiary, as lender, and Curetis GmbH, as borrower, entered into an Interim Facility Agreement, or the Interim Facility.  Under the Interim Facility, the lender shall lend to the Borrower, for the benefit of the Curetis Group, committed capital, up to $4 million, between November 18, 2019 and the closing of the transaction contemplated by the Implementation Agreement.  Under the Interim Facility, OpGen and Curetis N.V. have confirmed that the October 2019 Public Offering satisfies the closing condition for OpGen to raise at least $10 million, and that the entry into the Interim Facility satisfies an additional closing condition.

On November 12, 2019, the Company filed a Registration Statement on Form S-4 to register the Consideration to be issued under the Implementation Agreement.  Such filing was a requirement to closing the transactions contemplated by the Implementation Agreement.